Exhibit 10.1

AMENDMENT NO. 2

DATED AS OF MAY 22, 2012

TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

DATED AS OF SEPTEMBER 29, 2010

This AMENDMENT NO. 2 (this “Amendment”), dated as of May 22, 2012, to the Second Amended and Restated Loan Agreement, dated as of September 29, 2010 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), is made by and among G&K Receivables Corp., a Minnesota corporation (“Borrower”), G&K Services, Inc., a Minnesota corporation, in its capacity as the initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, “Servicer”), SunTrust Bank (together with its successors and permitted assigns, “Lender”), SunTrust Bank, a Georgia banking corporation, as letter of credit issuer (in such capacity, the “LC Issuer”) and SunTrust Robinson Humphrey, Inc., a Tennessee corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, “Administrator”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.

BACKGROUND

A. The parties hereto have previously entered into and are currently parties to the Loan Agreement.

B. The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Amendments to the Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan Agreement is hereby amended as follows:

(a) Clause (b) of the defined term “Interest Period” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated and as so amended and restated shall read as follows:

(b) with respect to any Alternative Rate Allocation while the LIBOR Rate is applicable thereto, (i) initially, the period commencing on the date of the initial establishment of such Allocation and ending on the last day of the calendar month in which such Allocation was initially established, and (ii) thereafter, each period commencing on (and including) the first day of a calendar month and ending on the last day of such calendar month (or, if the LIBOR Rate becomes unavailable prior to such following Scheduled Interest Payment Date, the first day of an Interest Period described in clause (a) above with respect to the same allocation);

(b) The defined term “Liquidity Premium” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety

(b) Section 3.1(b) (Interest Rates) of the Loan Agreement is hereby amended by deleting the words “Liquidity Premium” appearing therein and inserting the words “Applicable Margin” in lieu thereof.

Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a) Administrator shall have received counterparts of this Amendment duly executed by each party hereto;

(b) Administrator shall have received a fully executed Assignment and Assumption Agreement; and

(c) Administrator shall have received a fully executed Eighth Amended and Restated Fee Letter.

Section 3. Reference to and Effect on the Loan Agreement. Upon the effectiveness of this Amendment, (i) Borrower and Servicer each hereby reaffirms all covenants, representations and warranties made by it in Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to the Loan Agreement as amended hereby.

Section 4. Expenses. Borrower hereby reaffirms its obligations under Section 15.4 of the Loan Agreement to pay all costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the LC Issuer, the Administrator, the Lender, each Liquidity Bank, each Credit Bank and Servicer in connection with the preparation, execution and delivery of this Amendment and the agreements and instruments related hereto.

Section 5. Effect. Except as otherwise amended by this Amendment, the Loan Agreement shall continue in full force and effect and is hereby ratified and confirmed.

Section 6. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 7. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE PERFECTION, OR THE EFFECT OF PERFECTION OR NONPERFECTION, OF THE SECURITY INTERESTS OF ADMINISTRATOR, FOR THE BENEFIT OF THE SECURED PARTIES.

Section 8. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

G&K RECEIVABLES CORP., as Borrower

By:	/s/ Jeffrey L. Wright
	Name:	Jeffrey L. Wright
	Title:	Executive Vice President and Chief Financial Officer

G&K SERVICES, INC., as Initial Servicer

By:	/s/ Jeffrey L. Wright
	Name:	Jeffrey L. Wright
	Title:	Executive Vice President and Chief Financial Officer

Signature Page

to

Amendment No. 2 to Second Amended and Restated Loan Agreement

SUNTRUST BANK, as Lender

By:	/s/ Jason Meyer
	Name:	Jason Meyer
	Title:	First Vice President

Signature Page

to

Amendment No. 2 to Second Amended and Restated Loan Agreement

SUNTRUST ROBINSON HUMPHREY, INC., as Administrator

By:	/s/ Kelli Dobson
	Name:	Kelli Dobson
	Title:	Vice President

SUNTRUST BANK, as LC Issuer

By:	/s/ Jason Meyer
	Name:	Jason Meyer
	Title:	First Vice President